SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 15, 2003

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                        Education Management Corporation
               (Exact Name of Registrant as Specified in Charter)

         Pennsylvania                   000-21363                 25-1119571
       (State or Other           (Commission File Number)       (IRS Employer
Jurisdiction of incorporation)                               Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania                              15222
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900


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Item 5. Other Events and Regulation FD Disclosure.

On September 15, 2003, Education Management Corporation (the "Company") issued a press release attached as Exhibit 99.1, announcing that J. William Brooks, Jr. has been elected President and Chief Operating Officer and Executive Vice President David J. Pauldine has been elected Chief Marketing Officer. The information contained in this press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

Exhibit 99.1 Press release dated September 15, 2003 regarding certain management appointments.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EDUCATION MANAGEMENT CORPORATION

                                                By: /s/ ROBERT T. MCDOWELL
                                                    ----------------------
                                                    Robert T. McDowell
                                                    Executive Vice President and
                                                    Chief Financial Officer
Dated: September 15, 2003


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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Press release dated September 15, 2003 regarding certain management appointments.